UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22874

FIRST EAGLE SENIOR LOAN FUND

(Exact name of registrant as specified in charter)

227 West Monroe Street, Suite 3200
Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Sabrina Rusnak-Carlson

100 Federal St., 31st Floor

Boston, MA 02110

(Name and address of agent for service)

Copies of Communications to:

Nicole M. Runyan

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Registrant's telephone number, including area code: (312) 702-8199

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or if you are a direct investor, by calling 1-844-409-6354.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-409-6354 or send an email request to fslf@feim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

First Eagle Senior Loan Fund
Manager Commentary (unaudited)June 30, 2020

Dear Shareholder,
On January 31, 2020, First Eagle Investment Management, LLC (“FEIM”) and THL Credit Advisors LLC (“THL Credit”) completed its previously announced transaction where a newly formed subsidiary of FEIM was merged with and into THL Credit, with THL Credit as the surviving company. Immediately after closing, THL Credit changed its name to First Eagle Alternative Credit, LLC (the “Adviser”). On May 8, 2020, the shareholders of THL Credit Senior Loan Fund (the “Fund”) approved a new investment advisory agreement between the Fund and the Adviser, and the Fund was renamed First Eagle Senior Loan Fund. On May 21, 2020, the Fund updated its ticker symbol with the New York Stock Exchange from “TSLF” to “FSLF”. We are very appreciative of the Fund’s shareholders for continuing to support us as Adviser to the Fund.
During the first quarter of 2020, we saw the global outbreak of a novel coronavirus (“COVID-19”) rapidly spread across more than 100 countries, including the United States. This pandemic has continued to evolve, with many countries instituting quarantines and restrictions on travel and limiting operation of non-essential businesses. The impact of the pandemic has been far-reaching, impacting businesses across industries and geographies, creating substantial volatility in our markets, and reaching into our homes as we all face changes to daily life as we know it.
At First Eagle Senior Loan Fund, we have seen the impacts of the pandemic trickle into our Fund through the volatility in our investment valuations. We continue to manage through the upturn in the loan markets, and we have enhanced our investment processes to include an assessment on our portfolio companies’ exposure to economic by-products of the COVID-19 pandemic. As an organization, both First Eagle Alternative Credit, LLC, and its parent, FEIM, are committed to ensure that our employees have the resources necessary to continue to service the Fund in an efficient and safe manner.
Loan Market Review
The U.S. Leveraged Loan market, as measured by the Credit Suisse Leveraged Loan Index (the “Index”),1 was down (4.76%)2 in the first six months of 2020. During the first quarter of 2020, the Index was down (13.19%)2 as the markets reacted to the global COVID-19 pandemic. The Index reached lows not seen since June of 2009.2 During the second quarter of 2020, the Index recorded a significant amount of the losses from the first quarter, finishing the second quarter up 9.71%.2 The average price of the Index was $89.47,3 down from $96.513 at the end of 2019, but up from $82.703 at the end of March 2020.
Retail bank loan mutual funds continued to see outflows for the seventh consecutive quarter as investors continued to flock to fixed rate products, with $22.5 million4 in outflows during the six month period ended June 30, 2020, the majority of redemptions occurring at the height of market volatility in March 2020. Institutional demand, as measured by CLO issuance, a significant provider of funding for the loan market, was $35 billion4 in the first half of 2020, down from $53 billion4 in the last half of 2019.
New-issue loan volume started off strong in 2020, with volume of $195 billion5 in January and February. However, issuance in March all but stalled at $4 billion5 in volume. New-issue volume in the second quarter of 2020 was $46 billion5, bringing total issuance in the first half of 2020 to $245 billion.5 During the six months ended June 30, 2020, repricing/refinancings accounted for 69%5 of the new-issue volume and acquisition financing accounted for 27%5 of volume. The remainder of the volume related to general corporate deals and dividend recaps. Net issuance (excluding refinancings and repricings) totaled $77 billion.5
The bank loan default rate rose sharply from 1.39%6 at the end of 2019 to 3.23%6 at the end of June 2020, as the impact of COVID-19 began to trickle through companies. Twelve6 companies defaulted in the first quarter of 2020, increasing significantly to an additional 374 new defaults in the second quarter of 2020 for a total of 494 defaults in the first half of 2020. For the full year 2020, there were only 224 defaults.
First Eagle Senior Loan Fund Performance
As of June 30, 2020, the Fund had total investments in securities recorded at fair value of $155.6 million and net assets of $107.9 million. The Fund’s net asset value per share (“NAV”) on June 30, 2020 was $14.55 per share, down from $16.89 per share on December 31, 2019.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   1

First Eagle Senior Loan Fund
Manager Commentary (unaudited) June 30, 2020

Since inception through June 31, 2020, on an annualized basis, the Fund had returns of 2.95% on a NAV basis, underperforming the Index over the same period slightly which had a return of 3.13%.2 For the six months ended June 30, 2020, the Fund had returns of (10.46%) on a NAV basis, while the Index returned (4.76%)2 over the same period.
The Fund’s borrowings as of June 30, 2020 were $45.5 million, down $2.5 million from December 31, 2019. As a percentage of managed assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes, minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes (‘‘Managed Assets”)), leverage increased to 29.7% at June 30, 2020 from 27.7% at December 31, 2019. Over the six-month period, leverage as percentage of Managed Assets averaged 28.0%. The primary driver of the increase in leverage rate was the reduction in asset valuations during the period.
The Fund earned $5.0 million in interest income for the six months ended June 30, 2020, a decrease of $1.0 million from the prior six-month period ended December 31, 2019. The decrease was driven primarily by a reduction in coupon rates during the first half of 2020. The Fund’s weighted average coupon (reference rate plus spread) of the portfolio on June 30, 2020 was 4.55%, down from 6.20% as of December 31, 2019. The Fund’s primary reference rates, 1-Month and 3-Month LIBOR, have both declined approximately 160 bps during the six-month period, with 1-Month LIBOR at 16 bps and 3-Month LIBOR at 30 bps on June 30, 2020. Approximately 40% of the Fund’s investments are subject to a LIBOR floor in excess of 0%. In addition to the decline in reference rates, the Fund’s weighted average spread on floating rate securities on June 30, 2020 was 3.91%, down from 4.32% at the end of 2019.
Total Fund net expenses were $1.5 million for the six months ended June 30, 2020, a decrease of $0.3 million from the prior six-month period ended December 31, 2019. The decline in expenses was driven by a decrease in interest expense and a decrease in advisory fees. The Fund’s borrowing costs decreased by $264,000. The decrease was driven by a decrease in average cost of borrowings from 3.21% for the six months ended December 31, 2019 to 2.33% for the six months ended June 30, 2020 due to reductions in the underlying reference rate. Additionally, average borrowings outstanding during those same periods were $48.0 million and $43.9 million, respectively. Advisory fees decreased $75,000 due to a decrease in average Managed Assets over the period, resulting from both a decrease in leverage utilization and a decrease in investment valuations.
Net of Fund expenses, the Fund generated $3.5 million in net investment income during the six months ended June 30, 2020, down 17.8% from the last six months of 2019. During the first six months of 2020, the Fund paid distributions of $4.3 million. The Fund reduced its monthly distribution rate in May 2020 from $0.101/share to $0.086/share. The distribution rate was further reduced in July 2020 to $0.080/share.
On behalf of the management team, I thank you for your continued support in us and in the First Eagle Senior Loan Fund, especially as we all continue to manage through unprecedented times. Please feel free to contact us at any time: fslf@feim.com or 1.844.409.6354. Additional information is available on our website at 222.feacfslf.com.
Sincerely,
Brian Good
President, First Eagle Senior Loan Fund
Past performance is not a guarantee of future results. The views expressed reflect the opinion of First Eagle Alternative Credit, LLC as of the date of this report and are subject to change at any time based on future events and are no guarantee of future results. First Eagle Alternative Credit, LLC is not obligated to publicly update or revise any of the views expressed herein.
2   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund
Manager Commentary (unaudited) June 30, 2020

1
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New issues are added to the index on their effective date if they qualify according to the following criteria: Loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index, which is provided for reference only. The Fund’s criteria for selecting investments vary from the Index providers’ criteria. In addition, the Fund’s returns are generally subject to management fees and other expenses. For the foregoing and other reasons, the returns achieved by the Fund and the returns of an Index should not be considered comparable.

2
Credit Suisse Leveraged Loan Index monthly returns for first half of 2020.

3
Credit Suisse Leveraged Loan Index average prices as of March 31 and June 30, 2020 and December 31, 2019.

4
S&P Capital IQ LCD as of March 31 and June 30, 2020 and December 31, 2019.

5
J.P. Morgan Leveraged Loan market Monitor as of March 31 and June 30, 2020.

6
S&P Capital IQ LCD according to the S&P/LSTA Leveraged Loan Index Default Rate as of June 30, 2020 and December 31, 2019.

   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   3

First Eagle Senior Loan Fund
Performance & Statistics (unaudited)June 30, 2020

FSLF’s Portfolio Composition(1)
First Lien Secured Loans	94.57%
Second Lien Secured Loans	2.38%
Equity	0.07%
Short Term Investments	2.98%
FSLF’s S&P Rating(2)
BBB	4.54%
BB	6.15%
B	74.80%
CCC & Below	12.40%
NR	2.11%
Portfolio Characteristics(3)
Weighted Average Loan Spread	3.91%
Weighted Average Days to Reset	54
Weighted Average Coupon Rate	4.55%
Weighted Average Duration (Years)	0.15
Weighted Average Maturity (Years)	4.85%
Number of Positions	148

(1)
As a percentage of fair value of total investment held.

(2)
As a percentage of fair value of investments, excluding short term investments.

(3)
Excluding short term investments.

(4)
Exclusive of LIBOR floors.

(5)
Annualized.

(6)
Operations commenced on September 20, 2013.

(7)
Reflects adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns reported on June 30. 2020.

(8)
Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

(9)
Top 10 Holdings does not include the Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, with represents 2.98% of the fair value of total investments held.

(10)
Industry classifications are based upon Moody’s Industry Classifications.

The information shown is subject to change and is provided for informational purposes only. Ratings are based on S&P Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s are considered to be investment grade quality. Information shown is as of June 30, 2020. Current information may differ from that shown.
FSLF Total Return
	6 Month	1 Year	3 Year(5)	5 Year(5)	Since Inception(5)(6)
First Eagle Senior Loan Fund
NAV(7)	(10.46)%	(9.50)%	(1,42)%	1.96%	2.95%
Market Price	(15.03)%	(11.96)%	(4.22)%	1.60%	0.52%
CS Leveraged Loan Index(8)	(4.76)%	(2.27)%	2.13%	2.94%	3.13%
Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
Top 10 Holdings(1)(9)
Zayo Group Holdings, Inc., Initial Dollar Term Loan – First Lien	2.04%
Red Ventures LLC, Term Loan B-2 – First Lien	1.82%
Rackspace Hosting (Inception Merger Sub, Inc.), 2017 Term Loan B – First Lien	1.81%
Brookfield WEC Holdings, Inc. (Westinghouse), Refinancing Term Loan – First Lien	1.62%
Alvogen Pharma US, Inc., January 2020 Loan – First Lien	1.61%
Advanced Disposal Services, Inc., Additional Term Loan – First Lien	1.57%
CT Technologies Intermediate Holdings, Inc. (HealthPort), New Term Loan – First Lien	1.50%
Terrier Media Buyer, Inc. (Cox Media Group), Term Loan B	1.47%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Term Loan B – First Lien	1.35%
Radiate Holdco LLC (RCN Grande), Closing Date Term Loan – First Lien	1.27%
Top 5 Industry Holdings(1)(10)
High Tech Industries	22.15%
Services: Business	15.82%
Telecommunications	6.93%
Healthcare & Pharmaceuticals	6.21%
Services: Consumer	5.49%

4   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund Schedule of Investments† (unaudited)	June 30, 2020
Investments	Principal	Value
SENIOR LOANS(a) – 139.8% (97.0% of Total Investments)
Aerospace & Defense – 3.1%
Advanced Integration Technology LP, Term B-1 Loan – First Lien, 5.750% (1-Month USD LIBOR + 4.750%, 1.000% Floor), 04/03/23(b)	$1,443,994	$1,205,735
New Constellis Borrower LLC, DIP – First Lien, 11.000% (1-Month USD LIBOR + 10.000%, 0.000% Floor), 06/30/21(b)	596,130	593,149
New Constellis Borrower LLC, PIK – Second Lien, 12.000% (1-Month USD LIBOR + 11.000%, 1.000% Floor), 03/27/25	324,799	58,870
New Constellis Borrower LLC, Term B Loan – First Lien, 8.500% (1-Month USD LIBOR + 7.500%, 1.000% Floor), 03/27/24	381,664	333,956
Transdigm, Inc., Term Loan F – First Lien, 2.430% (1-Month USD LIBOR + 2.250%, 0.000% Floor), 12/31/25	1,316,027	1,191,353
Total Aerospace & Defense		3,383,063
Automotive – 4.4%
APC Aftermarket (AP Exhaust Acquisition / CWD LLC), Term A-1 Loan – First Lien, 6.000% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 05/10/25	409,583	269,643
APC Aftermarket (AP Exhaust Acquisition / CWD LLC), Term Loan B – First Lien, 6.000% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 05/10/24	733,319	62,332
APC Aftermarket (AP Exhaust Acquisition / CWD, LLC), DIP Term Loan – First Lien, 10.000%, 09/30/20(b)	76,113	76,113
Douglas Dynamics LLC, Term Loan B – First Lien, 4.750% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 06/03/26(b)	451,579	443,676
Jason Incorporated, Initial Term Loan – First Lien, 5.500% (2-Month USD LIBOR + 4.500%, 1.000% Floor), 06/30/21(c)	1,113,662	588,570
Mavis Tire Express Services (EOC Group, Inc.), Closing Date Term Loan – First Lien (LIBOR + 3.250%, 0.000% Floor), 03/20/25(d)	146,773	132,876
Navistar, Inc., Tranche B Term Loan – First Lien, 3.700% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 11/06/24	1,955,000	1,859,694
Panther BF Aggregator 2 LP (Power Solutions), Term Loan B – First Lien, 3.680% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 04/30/26	1,415,730	1,353,792
Total Automotive		4,786,696
Banking, Finance, Insurance & Real Estate – 5.8%
Aretec Group, Inc. (Cetera Financial Group), Term Loan – First Lien, 4.430% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 10/01/25	1,135,355	1,050,203
AssuredPartners, Inc., 2020 February Refinancing Term Loan – First Lien), 3.680% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 02/12/27	1,137,489	1,091,279
Avision Young Canada, Inc., Term Loan – First Lien, 5.760% (3-Month USD LIBOR + 5.000%, 0.000% Floor), 02/01/26	1,649,329	1,523,156
Hub International Ltd., 2019 Term Loan B – First Lien, 5.000% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 04/25/25	1,368,125	1,351,707
Kestra Advisor Services Holdings A, Inc. (Kestra Financial),Term Loan – First Lien, 4.430% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 06/03/26(b)	818,813	798,342
Sedgwick Claims Management Services, Inc., Term Loan B – First Lien, 3.430% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 12/31/25	455,563	431,484
Total Banking, Finance, Insurance & Real Estate		6,246,171
See accompanying Notes to Financial Statements
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   5

First Eagle Senior Loan Fund Schedule of Investments† (unaudited) (continued)	June 30, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Beverage, Food & Tobacco – 0.2%
Arctic Glacier U.S.A., Inc., Specified Refinancing Term Loan – First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 03/20/24	$210,000	$178,697
Chemicals, Plastics & Rubber – 1.6%
Illuminate Buyer LLC (Lummus Technology), Term Loan – First Lien (LIBOR + 4.000%, 0.000% Floor), 06/16/27(d)	378,000	372,992
Polar US Borrower (SI Group, Inc.), Term Loan – First Lien, 4.930% (1-Month USD LIBOR + 4.750%, 0.000% Floor), 10/15/25(b)	1,472,525	1,391,536
Total Chemicals, Plastics & Rubber		1,764,528
Construction & Building – 2.9%
Brookfield WEC Holdings, Inc. (Westinghouse), Refinancing Term Loan – First Lien, 3.750% (1-Month USD LIBOR + 3.000%, 0.750% Floor), 08/01/25	2,599,024	2,517,804
Yak Access LLC (Yak Mat), Term Loan B – First Lien, 5.310% (3-Month USD LIBOR + 5.000%, 0.000% Floor), 07/02/25(b)	711,538	576,346
Total Construction & Building		3,094,150
Consumer Products: Durables – 0.1%
Serta Simmons Bedding, LLC, Super Priority Term Loan – First Lien (LIBOR + 7.500%, 1.000% Floor), 08/10/23(d)	78,391	77,738
Consumer Products: Non Durable – 5.0%
ABG Intermediate Holdings 2 LLC, Term Loan 2017 – First Lien, 3.680% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 09/27/24	1,967,161	1,841,351
Alphabet Holding Co., Inc. ((Nature’s Bounty)(NBTY)), Initial Term Loan – First Lien, 3.680% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 09/26/24	1,225,061	1,156,531
International Textile Group, Inc., Term Loan – First Lien, 6.430% (3-Month USD LIBOR + 5.000%, 0.000% Floor), 05/01/24(b)	478,314	275,030
Pure Fishing, Inc. (SP PF Buyer), Term Loan – First Lien, 4.680% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 12/21/25	987,500	812,219
ZEP, Inc. (Acuity Special Products), Initial Term Loan – First Lien, 5.070% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 08/12/24	1,502,296	1,276,952
Total Consumer Products: Non Durable		5,362,083
Containers, Packaging & Glass – 3.1%
Berry Global Group, Inc. (fka Berry Plastics Corp.), Term Loan Y – First Lien, 2.180% (1-Month USD LIBOR + 2.000%, 0.000% Floor), 07/01/26	1,994,962	1,912,800
Fortress Merger Sub, Inc. (Fort Dearborn), Initial Term Loan – First Lien, 5.200% (1-Month USD LIBOR + 4.000%, 1.000% Floor), 10/19/23	363,801	343,064
Fortress Merger Sub, Inc. (Fort Dearborn), Initial Term Loan – Second Lien, 9.520% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 10/21/24	1,140,000	1,037,400
Total Containers, Packaging & Glass		3,293,264
Energy: Oil & Gas – 2.2%
HGIM Corp. (Harvey Gulf), Term Loan (Exit) – First Lien, 7.700% (3-Month USD LIBOR + 6.000%, 1.000% Floor), 07/03/23	2,529,969	1,214,385
See accompanying Notes to Financial Statements
6   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund Schedule of Investments† (unaudited) (continued)	June 30, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Energy: Oil & Gas – 2.2% (continued)
PSS Industrial Group (Pipeline Supply & Service), Term Loan – First Lien, 7.500% (3-Month USD LIBOR + 6.000%, 1.500% Floor), 04/10/25(b)	$418,469	$313,852
W3 Topco LLC (Total Safety), Term Loan B – First Lien, 7.000% (3-Month USD LIBOR + 6.000%, 1.000% Floor), 08/16/25	962,500	839,300
Total Energy: Oil & Gas		2,367,537
Environmental Industries – 3.7%
Advanced Disposal Services, Inc. (fka ADS Waste Holdings, Inc.), Additional Term Loan – First Lien, 3.000% (LIBOR + 2.250%, 0.750% Floor), 11/10/23	2,471,118	2,448,804
EnergySolutions (Energy Capital Partners), Term Loan B – First Lien, 4.750% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 05/09/25	1,664,923	1,545,598
Total Environmental Industries		3,994,402
Healthcare & Pharmaceuticals – 8.7%
Alvogen Pharma US, Inc., January 2020 Loan – First Lien, 6.320% (3-Month USD LIBOR + 5.250%, 1.000% Floor), 12/31/23	2,672,379	2,498,674
Carestream Health, Inc. (aka Onex), 2023 Extended Term Loan – First Lien, 7.820% (3-Month USD LIBOR + 6.750%, 1.000% Floor), 05/08/23(d)	1,518,833	1,441,942
Civitas Solutions, Inc. (National Mentor Holding), Term Loan – First Lien, 4.430% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 03/09/26	945,121	915,586
Civitas Solutions, Inc. (National Mentor Holding), Term Loan C – First Lien, 4.430% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 03/09/26	43,032	41,688
LifeScan Global Corp., Term Loan – First Lien, 7.180% (3-Month USD LIBOR + 6.000%, 0.000% Floor), 10/01/24	1,018,063	927,455
Midwest Physician Administrative Services LLC (ACOF V DP Acquiror LLC aka Dupage Medical Group), Initial Term Loan – Second Lien, 7.750% (1-Month USD LIBOR + 7.000%, 0.750% Floor), 08/15/25	734,282	620,468
National Seating & Mobility, Inc., Term Loan – First Lien, 5.560% (3-Month USD LIBOR + 5.250%, 1.000% Floor), 11/07/26(b)	690,294	645,424
RegionalCare Hospital Partners Holdings, Inc. (Lifepoint Health), Term Loan B – First Lien, 3.930% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 11/16/25	1,940,000	1,824,502
US Anesthesia Partners, Inc., Initial Term Loan – First Lien, 4.000% (3-Month USD LIBOR + 3.000%, 1.000% Floor), 06/23/24	509,064	453,614
Total Healthcare & Pharmaceuticals		9,369,353
High Tech Industries – 30.9%
Advanced Computer Software (Air Newco LLC / Aston FInCo S.a.r.l.), Term Loan B – First Lien, 4.440% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 09/20/26	997,500	954,792
Almonde, Inc. (Misys), Dollar Term Loan – First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 06/13/24	920,019	808,573
Ancestry.com Operations, Inc., Term Loan B – First Lien, 4.430% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 08/27/26	1,540,248	1,467,810
AP Gaming I LLC (American Gaming Systems), Term Loan – First Lien, 14.000% (3-Month USD LIBOR + 13.000%, 1.000% Floor), 02/15/24(b)	150,000	150,000
See accompanying Notes to Financial Statements
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   7

First Eagle Senior Loan Fund Schedule of Investments† (unaudited) (continued)	June 30, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
High Tech Industries – 30.9% (continued)
AppLovin Corp., Term Loan B – First Lien, 3.680% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 08/15/25	$2,034,648	$1,980,384
Aptean, Inc., Term Loan – First Lien, 4.420% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 03/27/26(b)	1,756,159	1,677,132
Banff Merger Sub, Inc. (BMC), Term Loan B – First Lien, 4.430% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 10/02/25	1,134,242	1,077,468
Cision (Castle US Holding Corp.), Term Loan B – First Lien, 4.060% (3-Month USD LIBOR + 3.750%, 0.000% Floor), 01/23/27	1,496,875	1,373,383
Cornerstone OnDemand, Inc., Term Loan B – First Lien, 5.350% (2-Month USD LIBOR + 4.250%, 0.000% Floor), 04/22/27	835,556	823,549
Datto, Inc., Term Loan – First Lien, 4.430% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 04/02/26	1,237,500	1,205,789
Drilling Info, Inc., Term Loan – First Lien, 4.430% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 07/30/25	491,183	450,660
Ellie Mae, Inc., Term Loan – First Lien, 4.060% (3-Month USD LIBOR + 3.750%, 0.000% Floor), 04/02/26	1,116,563	1,086,694
Helios Software Holdings, Inc. (ION Corporates), Term Loan – First Lien, 5.320% (LIBOR + 4.250%, 0.000% Floor), 10/01/25	1,865,552	1,805,855
MH Sub I LLC and Micro Holding Corp. (Internet Brands), Amendment No 2 Initial Term Loan – First Lien, 4.570% (3-Month USD LIBOR + 3.750%, 0.000% Floor), 09/16/24	1,887,479	1,825,919
Perforce Software, Inc., Refinancing Term Loan B – First Lien, 3.930% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 07/08/26	992,513	960,256
Quest Software (Dell Software Group / Seahawk Holding Cayman Ltd.), Term Loan – First Lien, 5.010% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 05/16/25	1,915,278	1,846,328
QuickBase, Inc., Term Loan – First Lien, 4.180% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 04/03/26(b)	1,039,500	987,525
Rocket Software, Inc., Term Loan – First Lien, 4.430% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 11/28/25	1,954,427	1,881,947
S2P Acquisition Borrower, Inc. (Jaggaer), Term Loan – First Lien, 5.070% (3-Month USD LIBOR + 4.000%, 0.000% Floor), 08/14/26	1,017,313	984,250
Silverback Merger Sub, Inc. (Sparta Systems), Term Loan B – First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 08/21/24	1,314,221	1,139,062
SonicWALL, Inc., Term Loan – First Lien, 3.880% (3-Month USD LIBOR + 3.500%, 0.000% Floor), 05/16/25	1,313,333	1,254,397
Starfish – V Merger Sub, Inc. (Syncsort/Vero), Term Loan B – First Lien, 6.610% (3-Month USD LIBOR + 6.250%, 0.000% Floor), 08/16/24	1,518,183	1,404,320
Starfish – V Merger Sub, Inc. (Syncsort/Vero), Term Loan B – First Lien, 7.000% (2-Month USD LIBOR + 6.000%, 1.000% Floor), 08/16/24	129,675	126,595
TIBCO Software, Term Loan B – First Lien, 3.930% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 07/03/26(b)	330,000	312,675
TriTech Software Systems (Superion/SuperMoose), Term Loan – First Lien, 3.930% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 08/29/25	1,313,333	1,162,852
Uber Technologies, Inc., Term Loan – First Lien, 5.000% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 04/04/25	1,401,276	1,350,963
See accompanying Notes to Financial Statements
8   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund Schedule of Investments† (unaudited) (continued)	June 30, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
High Tech Industries – 30.9% (continued)
VeriFone Systems, Inc., Term Loan – First Lien, 4.380% (3-Month USD LIBOR + 4.000%, 0.000% Floor), 08/20/25	$1,935,550	$1,630,701
Vertafore, Inc., Term Loan – Second Lien, 7.430% (1-Month USD LIBOR + 7.250%, 0.000% Floor), 07/02/26	500,000	495,177
Vertafore, Inc., Term Loan B – First Lien, 3.430% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 07/02/25	261,174	247,449
VS Buyer LLC (Veeam Softward), Term Loan B – First Lien, 3.430% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 02/28/27	997,500	966,328
Total High Tech Industries		33,438,833
Hotel, Gaming & Leisure – 7.0%
Alterra Mountain Co. (f/k/a Intrawest Resorts Holdings, Inc.), Term B Loan – First Lien, 5.500% (1-Month USD LIBOR + 4.500%, 1.000% Floor), 05/13/26(b)	533,663	525,658
AP Gaming I LLC (American Gaming Systems), 2018 Term Loan B – First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 02/15/24	1,061,177	933,124
Caesars Resort Collection LLC, Term Loan B – First Lien (LIBOR + 4.500%, 0.000% Floor), 06/19/25(d)	370,000	348,899
Miller’s Ale House, Inc., Term Loan – First Lien, 5.970% (LIBOR + 4.750%, 0.000% Floor), 05/30/25(b)	1,176,000	793,800
Portillo’s Holdings LLC, Term Loan – First Lien, 6.950% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 09/06/24	496,250	458,411
Scientific Games International, Inc. (aka SGMS), Initial Term Loan B-5 – First Lien, 3.610% (3-Month USD LIBOR + 2.750%, 0.000% Floor), 08/14/24	1,987,297	1,766,707
Stats, LLC (Peak Jersey Holdco Ltd), Term Loan – First Lien, 5.440% (1-Month USD LIBOR + 5.250%, 0.000% Floor), 07/10/26	1,184,050	1,084,388
Twin River Management Group, Inc., Term Loan B1 – First Lien, 9.000% (3-Month USD LIBOR + 8.000%, 1.000% Floor), 05/10/26	180,000	187,875
Whatabrands LLC, Term Loan B – First Lien, 2.930% (1-Month USD LIBOR + 2.750%, 0.000% Floor), 07/31/26	1,496,241	1,441,770
Total Hotel, Gaming & Leisure		7,540,632
Manufacturing – 0.1%
CPM Holdings, Inc., Term Loan – First Lien, 3.960% (3-Month USD LIBOR + 3.750%, 0.000% Floor), 10/25/25	154,784	141,647
Media: Advertising, Printing & Publishing – 0.7%
Cengage Learning Acquisitions, Inc., Term Loan B – First Lien, 5.250% (3-Month USD LIBOR + 4.250%, 1.000% Floor), 06/07/23	992,248	808,682
Media: Broadcasting & Subscription – 7.5%
Charter Communications Operating, LLC (aka CCO Safari LLC), Term Loan B-2 – First Lien, 1.930% (1-Month USD LIBOR + 1.750%, 0.000% Floor), 02/01/27	1,994,975	1,925,280
Radiate Holdco LLC (RCN Grande), Closing Date Term Loan – First Lien, 3.750% (1-Month USD LIBOR + 3.000%, 0.750% Floor), 02/01/24	2,068,723	1,981,196
Terrier Media Buyer, Inc. (Cox Media Group), Term Loan B – First Lien, 4.430% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 12/12/26	2,384,272	2,282,940
See accompanying Notes to Financial Statements
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   9

First Eagle Senior Loan Fund Schedule of Investments† (unaudited) (continued)	June 30, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Media: Broadcasting & Subscription – 7.5% (continued)
Univision Communications, Inc., 2020 Repalcement Term Loan – First Lien, 4.750% (LIBOR + 3.750%, 1.000% Floor), 03/15/26(d)	$783,914	$734,527
Urban One (Radio One, Inc.), Initial Term Loan – First Lien, 5.000% (LIBOR + 4.000%, 1.000% Floor), 04/18/23	1,370,485	1,150,063
Total Media: Broadcasting & Subscription		8,074,006
Media: Diversified & Production – 3.2%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Term Loan B – First Lien, 4.690% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 02/12/26	2,349,851	2,103,117
IMG LLC/William Morris Endeavor Entertainment, LLC (AKA: WME Entertainment / IRIS Merger Sub), New Term Loan B-1 – First Lien, 2.930% (1-Month USD LIBOR + 2.750%, 0.000% Floor), 05/16/25	1,240,102	1,021,310
Nielsen Finance LLC (aka VNU), Term Loan B5 – First Lien (LIBOR + 3.750%, 1.000% Floor), 06/04/25(d)	210,000	208,556
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), Term B-2 Loan – First Lien, 9.500% (1-Month USD LIBOR + 8.500%, 1.000% Floor), 05/16/25(b)	179,550	175,061
Total Media: Diversified & Production		3,508,044
Metals & Mining – 0.6%
ASP Prince Merger Sub, Inc.(aka PMHC II), Term Loan – First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 03/31/25	733,125	634,886
Retail – 4.0%
Apro LLC (United Pacific), Term Loan B – First Lien, 5.000% (1-Month USD LIBOR + 4.000%, 1.000% Floor), 10/28/26(b)	1,276,798	1,254,454
BI-LO LLC (Southeastern Grocers), Initial Term Loan – First Lien, 9.000% (2-Month USD LIBOR + 8.000%, 1.000% Floor), 05/31/24	884,250	880,196
Midas Intermediate Holdco II LLC (Service King), 2017 Refinancing Term Loan – First Lien, 3.750% (3-Month USD LIBOR + 2.750%, 1.000% Floor), 08/18/21	1,215,553	1,105,563
Wand Newco 3, Inc. (Caliber Collision/ABRA Augo Body), Term Loan B – First Lien, 4.070% (3-Month USD LIBOR + 3.000%, 0.000% Floor), 02/05/26	1,113,778	1,060,874
Total Retail		4,301,087
Services: Business – 22.0%
Air Methods Corp., Term Loan B – First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 04/21/24	992,327	823,423
Conservice, LLC, Term Loan B – First Lien, 4.560% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 05/07/27(b)	575,714	562,761
CT Technologies Intermediate Holdings, Inc. (HealthPort), New Term Loan – First Lien, 5.250% (3-Month USD LIBOR + 4.250%, 1.000% Floor), 12/01/21	2,515,175	2,339,641
Cvent, Inc.,Term Loan B – First Lien, 3.930% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 11/29/24	212,362	184,224
Deluxe Entertainment Services Group, Inc., Term Loan – First Lien, 7.500% (3-Month USD LIBOR + 5.000% + 1.500% PIK, 0.000% Floor), 03/25/24	1,613,114	1,471,967
See accompanying Notes to Financial Statements
10   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund Schedule of Investments† (unaudited) (continued)	June 30, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Business – 22.0% (continued)
Deluxe Entertainment Services Group, Inc., Term Loan – Second Lien, 9.500% (3-Month USD LIBOR + 6.000% + 2.500% PIK, 0.000% Floor), 09/25/24(b)	$1,146,086	$865,295
DiscoverOrg LLC, Term Loan – First Lien, 3.930% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 01/28/26	790,908	775,090
EagleView Technology Corp., Term Loan – First Lien, 3.860% (3-Month USD LIBOR + 3.500%, 0.000% Floor), 08/14/25	985,000	936,188
Ensemble Health Partners, Term Loan – First Lien, 4.440% (3-Month USD LIBOR + 3.750%, 0.000% Floor), 08/03/26	1,488,750	1,456,742
Enterprise Merger Sub, Inc. (Envision Healthcare), Term Loan – First Lien, 3.930% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 10/10/25	1,922,942	1,278,756
Guidehouse LLP, Term Loan – First Lien, 4.680% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 05/01/25	1,212,152	1,178,818
Hertz Corp.,Tranche B-1 Term Loan – First Lien, 3.510% (3-Month USD LIBOR + 2.750%, 0.750% Floor), 06/30/23(c)	350,000	312,469
MH Sub I, LLC and Micro Holding Corp., (Internet Brands), Incremental Term Loan B – First Lien, 4.750% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 09/15/24	360,000	348,300
Mitchell International, Inc., Term Loan – First Lien, 3.430% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 11/29/24	1,923,420	1,803,408
New Insight Holdings, Inc. (Research Now), Initial Term Loan – First Lien, 6.500% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 12/20/24	1,996,522	1,853,960
North American Lifting Holdings, Inc. (TNT Crane), Initial Term Loan – Second Lien, 10.500% (LIBOR + 9.000%, 1.000% Floor), 11/26/21	1,018,631	183,354
Red Ventures LLC, Term Loan B-2 – First Lien, 2.680% (1-Month USD LIBOR + 2.500%, 0.000% Floor), 11/08/24	2,985,621	2,835,415
Teneo Holdings LLC,Term Loan B – First Lien, 6.250% (1-Month USD LIBOR + 5.250%, 1.000% Floor), 07/12/25	1,488,750	1,419,895
Trader Corp., 2017 Refinancing Term Loan – First Lien, 4.000% (1-Month USD LIBOR + 3.000%, 1.000% Floor), 09/28/23(b)	916,519	886,732
Travel Leaders Group LLC, New Term Loan B – First Lien, 4.180% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 01/25/24	980,000	667,013
Upstream Newco, Inc., Term Loan – First Lien, 4.680% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 10/22/26(b)	1,097,250	1,025,929
Verra Mobility Corp. (VM Corp./ATS Consolidated), Term Loan B-1 – First Lien, 3.560% (3-Month USD LIBOR + 3.250%, 0.000% Floor), 02/28/25(b)	597,430	572,039
Total Services: Business		23,781,419
Services: Consumer – 7.7%
Cambium Learning, Inc., Initial Term Loan – First Lien, 4.810% (3-Month USD LIBOR + 4.500%, 0.000% Floor), 12/18/25	985,000	943,960
Pathway Partners Vet Management, Delayed Term Loan – First Lien (USD LIBOR + 4.000%), 03/31/27(b)(d)	36,830	35,864
Pathway Partners Vet Management, Term Loan – First Lien (USD LIBOR + 4.000%), 03/31/27(b)(d)	452,037	440,171
See accompanying Notes to Financial Statements
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   11

First Eagle Senior Loan Fund Schedule of Investments† (unaudited) (continued)	June 30, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Consumer – 7.7% (continued)
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan – First Lien, 3.430% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 05/01/25	$884,011	$853,809
Prime Security Services Borrower LLC (Apollo Security Services Borrower LLC/ Protection One Alarm Monitoring, Inc.), Term Loan B – First Lien, 4.250% (1-Month USD LIBOR + 3.250%, 1.000% Floor), 09/23/26	1,736,875	1,674,460
UFC Holdings LLC (fka VGD Merger Sub LLC (Zuffa)), New Term Loan B – First Lien, 4.250% (3-Month USD LIBOR + 3.250%, 1.000% Floor), 04/30/26	791,774	759,442
UFC Holdings, LLC (fka VGD Merger Sub, LLC (Zuffa)), 2020 Term Loan – First Lien, 4.250% (3-Month USD LIBOR + 3.250%, 0.000% Floor), 04/29/26	630,000	607,950
United PF Holdings LLC , Term Loan – First Lien, 9.500% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 12/30/26(b)	1,000,000	1,010,000
WP CityMD Bidco LLC (CityMD), Term Loan B – First Lien, 5.500% (3-Month USD LIBOR + 4.500%, 1.000% Floor), 08/13/26	1,992,053	1,968,397
Total Services: Consumer		8,294,053
Telecommunications – 9.7%
CenturyLink, Inc., Term Loan B – First Lien, 2.430% (1-Month USD LIBOR + 2.250%, 0.000% Floor), 03/15/27	885,550	838,014
GTT Communications, Inc., Term Loan B – First Lien, 2.930% (1-Month USD LIBOR + 2.750%, 0.000% Floor), 05/31/25	875,533	651,637
Iridium Satellite, Term Loan B – First Lien, 4.750% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 10/17/26	748,125	735,220
Level 3 Financing, Inc., Term Loan B – First Lien, 1.980% (3-Month USD LIBOR + 1.750%, 0.000% Floor), 03/01/27	2,000,000	1,897,860
MTN Infrastructure TopCo, Inc. (Lumos), Term Loan B – First Lien, 5.000% (1-Month USD LIBOR + 4.000%, 1.000% Floor), 11/17/24	350,000	341,542
Rackspace Hosting (Inception Merger Sub, Inc.), 2017 Term Loan B – First Lien, 4.000% (3-Month USD LIBOR + 3.000%, 1.000% Floor), 11/03/23	2,934,470	2,809,198
Zayo Group Holdings, Inc., Initial Dollar Term Loan – First Lien, 3.180% (1-Month USD LIBOR + 3.000%, 0.000% Floor), 02/18/27(d)	3,340,628	3,181,781
Total Telecommunications		10,455,252
Transportation: Cargo – 3.8%
Genesee & Wyoming, Inc., Term Loan – First Lien, 2.310% (3-Month USD LIBOR + 2.000%, 0.000% Floor), 12/30/26	1,995,000	1,926,252
Gruden Acquisition, Inc. (Quality Distribution LLC), Incremental Term Loan – First Lien, 6.500% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 08/18/22	1,820,536	1,695,374
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan – Second Lien, 9.500% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 08/18/23	500,000	446,250
Total Transportation: Cargo		4,067,876
Transportation: Consumer – 0.1%
Delta Air Lines, Inc. Term Loan – First Lien, 5.510% (3-Month USD LIBOR + 4.750%, 0.000% Floor), 04/27/23	70,000	68,885
See accompanying Notes to Financial Statements
12   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund Schedule of Investments† (unaudited) (continued)	June 30, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Utilities: Electric – 0.7%
PG&E (Pacific Gas and Electric Co.), Term Loan – First Lien, 5.500% (3-Month USD LIBOR + 4.500%, 1.000% Floor), 06/18/25	$750,000	$738,000
Wholesale – 1.0%
United Natural Foods, Term Loan B – First Lien, 4.430% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 10/22/25	1,124,879	1,078,556
Total Senior Loans (Cost $162,368,975)		150,849,540
	Shares
COMMON STOCKS – 0.1% (0.1% of Total Investments)
Aerospace & Defense – 0.0%(e)
New Constellis Borrower LLC*(b)	23,090	8,659
Services: Business – 0.1%
DESG Holdings, Inc. (Deluxe Entertainment)*(b)	95,890	95,890
Total Common Stocks (Cost $235,318)		104,549
MONEY MARKET FUND – 4.3% (3.0% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 0.06%(g)(f) (Cost $4,638,153)	4,638,153	4,638,153
Total Investments in Securities – 144.2% (Cost $167,242,446)		155,592,242
Borrowings (Cost $45,500,000) – (42.2)%		(45,500,000)
Liabilities in Excess of Other Assets – (2.0)%		(2,159,856)
Net Assets – 100.0%		$107,932,386

*
Non-income producing security.

†
Securities are US securities, unless otherwise noted.

(a)
Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are the London Interbank Offered Rate (“LIBOR”), the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks (“Prime”). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at June 30, 2020. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(b)
Fair Value Level 3 security. All remaining securities are categorized as Level 2 unless otherwise noted.

(c)
The Fund held defaulted securities for which the income has been deemed uncollectible. As of June 30, 2020, the aggregate value of those securities was $901,039, representing 0.8% of the Fund’s net assets. The Fund no longer accrues income on securities once the income has been deemed uncollectible.

(d)	All or a portion of this position has not settled as of June 30, 2020. The Fund will not accrue interest on its senior loans until the settlement date at which point LIBOR will be established.
(e)
Less than 0.05%.

(f)
Fair Value Level 1 security.

(g)
Rate shown reflects the 7-day yield as of June 30, 2020.

See accompanying Notes to Financial Statements
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   13

First Eagle Senior Loan Fund Schedule of Investments† (unaudited) (concluded)	June 30, 2020
SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	3.1%
Automotive	4.4
Banking, Finance, Insurance & Real Estate	5.8
Beverage, Food & Tobacco	0.2
Chemicals, Plastics & Rubber	1.6
Construction & Building	2.9
Consumer Products: Durables	0.1
Consumer Products: Non Durable	5.0
Containers, Packaging & Glass	3.1
Energy: Oil & Gas	2.2
Environmental Industries	3.7
Healthcare & Pharmaceuticals	8.7
High Tech Industries	30.9
Hotel, Gaming & Leisure	7.0
Manufacturing	0.1
Media: Advertising, Printing & Publishing	0.7
Media: Broadcasting & Subscription	7.5
Media: Diversified & Production	3.2
Metals & Mining	0.6
Retail	4.0
Services: Business	22.1
Services: Consumer	7.7
Telecommunications	9.7
Transportation: Cargo	3.8
Transportation: Consumer	0.1
Utilities: Electric	0.7
Wholesale	1.0
Money Market Fund	4.3
Total Investments	144.2
Borrowings	(42.2)
Liabilities in Excess of Other Assets	(2.0)
Net Assets	100.0%

See accompanying Notes to Financial Statements
14   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund Statement of Assets and Liabilities	June 30, 2020 (unaudited)
ASSETS
Investments, at value (cost $167,242,446)	$155,592,242
Cash	285,725
Receivable for investments sold	1,401,203
Interest receivable	478,400
Due from advisor (Note 5)	332,434
Prepaid and other expenses	350
Other asset	75,144
Total Assets	158,165,498
LIABILITIES
Borrowings (Note 4)	45,500,000
Payable for securities purchased	4,275,707
Advisory fee payable (Note 5)	99,580
Other accrued expenses	357,825
Total Liabilities	50,233,112
Commitments and Contingencies (Note 9)
Net Assets	$107,932,386
COMPONENTS OF NET ASSETS
Paid-in-capital	$141,266,851
Total distributable loss	(33,334,465)
Net Assets	$107,932,386
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,990
Net Asset Value Per Share	$14.55
See accompanying Notes to Financial Statements.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   15

First Eagle Senior Loan Fund Statement of Operations	For the Six Months Ended June 30, 2020 (unaudited)
INVESTMENT INCOME:
Interest	$4,960,411
Total Investment Income	4,960,411
EXPENSES:
Advisory fees (Note 5)	622,759
Interest expense & fees on borrowings (Note 4)	523,923
Professional fees	107,830
Trustees’ fees and expenses (Note 5)	64,603
Administration fees	62,849
Insurance expense	48,525
Printing and mailing expense	29,799
Custodian fees	12,432
NYSE listing fee	11,800
Transfer Agent fees	11,648
Other expenses	87,607
Total Expenses	1,583,775
Less expense waivers and reimbursements (Note 5)	(120,024)
Net Expenses	1,463,751
Net Investment Income	3,496,660
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DELAYED DRAW LOAN COMMITMENTS:
Net realized loss investments	(11,591,296)
Net change in unrealized depreciation on investments	(4,966,508)
Net change in unrealized depreciation on delayed draw loan commitments	(5,417)
Net realized and change in unrealized loss on investments and delayed draw loan commitments	(16,563,221)
Net Decrease in Net Assets from Operations	$(13,066,561)
See accompanying Notes to Financial Statements.
16   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund Statement of Changes in Net Assets	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
OPERATIONS
Net investment income	$3,496,660	$9,187,649
Net realized loss on investments	(11,591,296)	(6,326,640)
Net change in unrealized appreciation (depreciation) on investments and delayed draw loan commitments	(4,971,925)	3,152,685
Net increase (decrease) in net assets from operations	(13,066,561)	6,013,694
Distributions to shareholders*	(4,273,338)	(8,991,816)
Net Decrease in Net Assets	(17,339,899)	(2,978,122)
NET ASSETS:
Beginning of period	$125,272,285	$128,250,407
End of period	$107,932,386	$125,272,285

*
Distributions to shareholders generally come from: (a) investment income, net; (b) realized gain from investment transactions, net; and (c) other sources, except for those that represent return of taxes on capital distributions, which shall be disclosed separately.

See accompanying Notes to Financial Statements.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   17

First Eagle Senior Loan Fund Statement of Cash Flows	For the Six Months Ended June 30, 2020
Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(13,066,561)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investments	(55,354,817)
Proceeds from sales of investments	55,978,853
Net increase in money market funds	(1,982,370)
Net change in unrealized depreciation on investments	4,966,508
Net change in unrealized depreciation on delayed draw loan commitments	5,417
Net accretion/amortization of premium or discount	(303,038)
Net increase in realized gains from principal paydowns	(50,477)
Net realized loss on investments	11,591,296
Decrease in receivable for investments sold	12,264,568
Decrease in interest receivable	62,974
Decrease in prepaid expenses	67,464
Decrease in other asset	42,485
Increase in due from advisor	(120,023)
Decrease in payable for investments purchased	(7,387,613)
Decrease in advisory fee payable	(17,747)
Decrease in other accrued expenses	(19,880)
Net cash provided by operating activities	6,677,039
Cash Flows from Financing Activities:
Proceeds from borrowings	5,000,000
Repayment of borrowings	(7,500,000)
Distributions paid	(4,273,338)
Net cash used by financing activities	(6,773,338)
Net decrease in cash	(96,299)
Cash, beginning of period	382,024
Cash, end of period	$285,725
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$523,923
See accompanying Notes to Financial Statements.
18   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund Financial Highlights	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Common Shares
Per Share Operating Performance
Net Asset Value, beginning of period	$16.89	$17.29	$18.37	$18.64	$17.25	$18.74
Operations:
Net investment income(1)	0.47	1.24	1.27	1.26	1.37	1.36
Net realized and change in unrealized gain (loss) on investments and delayed draw loan commitments(2)	(2.23)	(0.43)	(1.19)	(0.31)	1.29	(1.50)
Total income (loss) from operations	(1.76)	0.81	0.08	0.95	2.66	(0.14)
Distributions to shareholders from:
Net investment income	(0.58)	(1.21)	(1.16)	(1.22)	(1.27)	(1.27)
Net realized gains	—	—	—	—	—	(0.08)
Total distributions to shareholders	(0.58)	(1.21)	(1.16)	(1.22)	(1.27)	(1.35)
Net assets value per share, end of period	$14.55	$16.89	$17.29	$18.37	$18.64	$17.25
Market price per share, end of period	$12.33	$15.17	$14.86	$16.86	$18.74	$15.86
Total return:(3)
Net asset value	(10.46)%	4.80%	0.24%	5.23%	15.99%	(0.96)%
Market value	(15.03)%	10.57%	(5.55)%	(3.65)%	27.75%	0.69%
Ratios/Supplemental Data:
Net Assets, end of period (000’s)	$107,932	$125,272	$128,250	$136,299	$138,258	$127,955
Ratio of expenses, including interest on borrowings, to average net assets	2.62%(4)	2.85%	3.13%	3.03%	2.65%	2.63%
Ratio of net investment Income, including interest on borrowings, to average net assets	6.25%(4)	7.20%	6.89%	6.76%	7.72%	7.37%
Portfolio turnover rate	37%	65%	57%	59%	41%	34%
Borrowings:
Aggregate principal amount, end of period (000s)	$45,500	$48,000	$50,000	$58,000	$52,000	$52,000
Average borrowings outstanding during the period (000s)	$43,934	$47,649	$57,978	$57,329	$52,929	$56,099
Asset coverage, end of period per $1,000 of debt(5)	$3,372	$3,610	$3,565	$3,350	$3,658	$3,461

(1)
Based on average daily shares outstanding.

(2)
Net realized and change in unrealized gain (loss) on investments and delayed draw loan commitments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

(3)
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

(4)
Annualized.

(5)
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   19

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited)    June 30, 2020

1. ORGANIZATION AND OPERATIONS
First Eagle Senior Loan Fund (formerly known as THL Credit Senior Loan Fund) (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by a Certificate of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013. The Fund was renamed First Eagle Senior Loan Fund on May 8, 2020 and its ticker symbol with the New York Stock Exchange was updated from “TSLF” to “FSLF” on May 21, 2020.
The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in Senior Loans. The Senior Loans in which the Fund will invest are fully collateralized, first lien corporate loans and notes. The Fund may also invest up to 20% of its Managed Assets in other securities, including high yield securities, notes, bonds, convertible securities, second lien loans and other subordinated debt and collateralized loan obligations. The Fund’s investments in high yield bonds, not including Senior Loans, will be limited to 10% of the Fund’s Managed Assets.
Through January 30, 2020, THL Credit Advisors LLC (the “Adviser”) served as the Fund’s investment adviser. Effective January 31, 2020, the Adviser completed a change of control transaction (the “transaction”) which resulted in an “assignment” of the then-current investment advisory agreement between the Fund and the Adviser under 1940 Act, causing the investment advisory agreement to terminate automatically by its terms. Accordingly, the Adviser served as the Fund’s interim investment adviser from January 31 through May 7, 2020. On May 8, 2020, the Fund’s shareholders approved a new investment advisory agreement between the Fund and the Adviser. In accordance with the Transaction, the Adviser was renamed First Eagle Alternative Credit, LLC on January 31, 2020.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services — Investment Companies”. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange, normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
20   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund’s securities are valued by various methods, as described below:
Senior Loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria if the Committee does not believe that the pricing agent price reflects the current market value, the Adviser will determine a recommended method of valuing the Senior Loan for consideration by the Committee.
Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Exchange traded equity securities and warrants are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System, those securities are valued at the official closing price.
Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.
Money market funds are valued at their net asset value.
If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   21

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2020:
Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$—	$1,584,179	$1,798,884	$3,383,063
Automotive	—	4,266,907	519,789	4,786,696
Banking, Finance, Insurance & Real Estate	—	5,447,829	798,342	6,246,171
Beverage, Food & Tobacco	—	178,697	—	178,697
Chemicals, Plastics & Rubber	—	372,992	1,391,536	1,764,528
Construction & Building	—	2,517,804	576,346	3,094,150
Consumer Products: Durables	—	77,738	—	77,738
Consumer Products: Non Durable	—	5,087,053	275,030	5,362,083
Containers, Packaging & Glass	—	3,293,264	—	3,293,264
Energy: Oil & Gas	—	2,053,685	313,852	2,367,537
Environmental Industries	—	3,994,402	—	3,994,402
Healthcare & Pharmaceuticals	—	8,723,929	645,424	9,369,353
High Tech Industries	—	30,311,501	3,127,332	33,438,833
Hotel, Gaming & Leisure	—	6,221,174	1,319,458	7,540,632
Manufacturing	—	141,647	—	141,647
Media: Advertising, Printing & Publishing	—	808,682	—	808,682
Media: Broadcasting & Subscription	—	8,074,006	—	8,074,006
Media: Diversified & Production	—	3,332,983	175,061	3,508,044
Metals & Mining	—	634,886	—	634,886
Retail	—	3,046,633	1,254,454	4,301,087
Services: Business	—	19,868,663	3,912,756	23,781,419
Services: Consumer	—	6,808,018	1,486,035	8,294,053
Telecommunications	—	10,455,252	—	10,455,252
Transportation: Cargo	—	4,067,876	—	4,067,876
Transportation: Consumer	—	68,885	—	68,885
Utilities: Electric	—	738,000	—	738,000
Wholesale	—	1,078,556	—	1,078,556
Common Stocks*	—	—	104,549	104,549
Money Market Fund	4,638,153	—	—	4,638,153
Total Investments	$4,638,153	$133,255,241	$17,698,848	$155,592,242

*
Please refer to Schedule of Investments for a breakdown of valuations by industry.

22   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Senior Loans	Common Stocks	Total
Balance as of December 31, 2019	$29,792,622	$—	$29,792,622
Realized gain (loss)	(759,044)	—	(759,044)
Change in unrealized appreciation /(depreciation)	(458,776)	(475,351)	(934,127)
Amortization (accretion)	34,812	—	34,812
Purchases	5,903,478	235,318	6,138,796
Sales and principal paydowns	(8,097,569)	—	(8,097,569)
Transfers into Level 3	2,544,168	344,582	2,888,750
Transfers out of Level 3	(11,365,392)	—	(11,365,392)
Balance as of June 30, 2020	$17,594,299	$104,549	$17,698,848
Net change in unrealized depreciation attributable to level 3 investments held at June 30, 2020	$(320,936)	$(475,351)	$(796,287)
Investments were transferred into Level 3 during the period ended June 30, 2020 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the period ended June 30, 2020 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.
The valuation techniques and significant amounts of unobservable inputs used in Fund’s Level 3 securities are outlined in the table below:
	Fair Value	Valuation Technique	Unobservable Input	Range	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(1)
Senior Loans	17,518,186	Third-party vendor pricing service	Broker quotes	N/A	Increase
Senior Loans	76,113	Comparable companies	Yields	5.5% – 20.5%	Decrease
Common Stocks	104,549	Third-party vendor pricing service	Broker quotes	N/A	Increase

(1)
This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed insurance limits at times.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   23

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized appreciation (depreciation) on investment in the accompanying statement of operations.
Interest Expense and Fees on Borrowings
Interest expense and fees on borrowings relates to the Fund’s borrowings and includes interest paid plus any commitment fees on unused balances. They are recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders. In early 2020, the Fund will pay an excise tax liability of approximately $25,767 relating to the tax year 2019.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of June 30, 2020, the tax years ended December 31, 2016, 2017, 2018 and 2019 remains subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. SENIOR LOANS
Under normal market conditions, the Fund will invest at least 80.0% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes. At June 30, 2020, 94.6% of the Fund’s Managed Assets were held in first lien Senior Loans.
Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
24   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2020

3. SENIOR LOANS (continued)

Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. At June 30, 2020, the Fund had invested $3,706,814 in second lien loans.
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is expected that a transition away from the widespread use of LIBOR to alternative rates will occur over the course of the next several years. As a result of this transition, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Further, any uncertainty regarding the continued use and reliability of LIBOR as a benchmark interest rate could adversely affect the value of our financial instruments tied to LIBOR rates. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities, called the Secured Overnight Financing Rate (“SOFR”). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain. Additionally, it remains to be seen which variant of SOFR, Forward-Looking SOFR or SOFR in Arrears, will be selected. Upon LIBOR’s phase out, we will need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.
On January 31, 2020, the United Kingdom withdrew from the European Union (“Brexit”), with a transition period expected to last until December 31, 2020 (unless an extention is agreed between the United Kingdom and the European Union). During the transition period, existing arrangements between the United Kingdom and the European Union will remain in place while the United Kingdom and the European Union seek to negotiate a free trade agreement that will govern the trading relationship between the United Kingdom and the European Union following the transition period. Brexit and related
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   25

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2020

3. SENIOR LOANS (concluded)
uncertainties has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe. There is ongoing uncertainty regarding the terms of a free trade agreement, including whether an agreement will be reached by the end of the transition period, and the longer term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. This volatility and uncertainty may have an adverse effect on the economy generally and on our ability, and the ability of our portfolio companies, to execute our respective strategies and to receive attractive returns.
4. BORROWINGS
The Fund maintains a $65.0 million credit facility (the “Credit Facility”) with Societe Generale, New York Branch, expiring on October 2, 2020. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33 1∕3% of the Fund’s Managed Assets at the time of borrowing.
The Credit Facility bears an unused commitment fee on the unused portion of the unused facility amount equal to 0.55% on any day that the outstanding principal balance is less than 85% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to LIBOR for one month plus 0.95% per annum and is payable monthly.
At June 30, 2020, the Fund had borrowings outstanding of $45,500,000 at an interest rate of 1.37%. For the period ended June 30, 2020, the average borrowings under the Credit Facility and the average interest rate were $43,934,066 and 2.33%, respectively. For the six months ended June 30, 2020, the Fund incurred $58,575 for unused commitment fees, which is included in Interest Expense and Fees on Borrowings on the Statement of Operations. As of June 30, 2020, the Fund’s effective leverage represented 29.7% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at June 30, 2020.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the

•
Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

26   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2020

4. BORROWINGS (concluded)
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
On December 8, 2019, the Adviser and First Eagle Investment Management, LLC (“FEIM”) entered into a definitive agreement, whereby FEIM agreed, subject to the satisfaction of certain closing conditions, to merge a newly formed subsidiary of FEIM with and into the Adviser, with the Adviser as the surviving company. The Transaction closed on January 31, 2020. Immediately after closing of the Transaction, the Adviser changed its name to First Eagle Alternative Credit, LLC.
The consummation of the Transaction resulted in a change of control of the Adviser and an “assignment” of the then-current advisory agreement (“Prior Advisory Agreement”) between the Fund and the Adviser under the 1940 Act, causing the Prior Advisory Agreement to terminate automatically by its terms. On January 31, 2020, the Adviser commenced serving as investment adviser under an interim advisory agreement (“Interim Advisory Agreement”) that included substantially the same terms as the Prior Advisory Agreement.
On May 8, 2020, the shareholders of the Fund approved a new investment advisory agreement (“New Advisory Agreement” between the Fund and the Adviser, which included substantially the same terms as the Prior Advisory Agreement.
The Adviser manages the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, as well as administers the business and affairs of the Fund.
The Fund paid the Adviser as compensation under the Prior Advisory Agreement, and the Interim Advisory Agreement, and currently pays under the New Advisory Agreement an annual fee in the amount of 0.80% of average daily Managed Assets for the period each agreement was and is in place.
The Adviser has agreed to limit, indefinitely, certain specified expenses (including investor relations/ investor support servicing fees, treasury function expenses, compliance fees, professional fees, third-party fund administration and accounting fees, printing and mailing expenses, listing fees, fees and expenses of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), and other expenses) (“Specified Expenses”) borne by the Fund to an amount not to exceed 0.25% per year (the “Expense Cap”) of the Fund’s Managed Assets. The Expense Cap will be measured on an annual basis, based on the Fund’s Managed Assets on December 31st of each year. In any year the Specified Expenses exceed the Expense Cap, the Adviser will promptly reimburse the Fund to eliminate such excess. The Adviser will not seek reimbursement for any amounts paid to the Fund under this agreement. During the six months ended June 30, 2020, the estimated expenses exceeding the Expense Cap to be reimbursed by the Adviser amounted to $120,024 and are disclosed in the Statement of Operations.
As of June 30, 2020, the Fund has a receivable from the Adviser of $332,434 on its Statement of Assets and Liabilities for estimated expenses in excess of the Expense Cap.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   27

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2020

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, settles all portfolio trades and is responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
The Fund pays each Independent Trustee a fee of $17,000 per annum, plus $3,000 per in person meeting and $500 per substantive conference call for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of $1,000 per annum. Interested trustees and officers of the Fund do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the six months ended June 30, 2020, purchases and sales of investments, other than purchases and sales of money market investments, were $55,531,419 and $55,978,853 respectively.
7. CAPITAL
The following is a summary of share transactions for the period ended June 30, 2020:
Shares of common stock, beginning of period	7,418,990
Change in shares of common stock outstanding	—
Shares of common stock, end of period	7,418,990
8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six month period ended June 30, 2020, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2020, the Adviser has reviewed all open tax years and concluded that there was no other impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2016, 2017, 2018 and 2019 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the fiscal year end; accordingly, tax basis balances have not been determined as of June 30, 2020.
As determined at December 31, 2019, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the payment of excise taxes. The amounts reclassified did not affect net assets. The decreased accumulated net realized loss on investments by $312,927, decreased accumulated net investment income by $283,625, and decreased paid-in-capital by $29,302.
28   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)    June 30, 2020

8. INCOME TAX INFORMATION (concluded)
The tax character of distributions paid by the Fund during the fiscal years ended December 31, are as follows:
	Ordinary Income	Long-Term Capital Gain
2018	$8,583,771	$—
2019	$8,991,816	$—
As of December 31, 2019 the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the table below. This amount may be used to offset realized capital gains if any, for an unlimited time.
Short-Term	Long-Term	Total
$700,669	$9,382,619	$10,083,288
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. During the fiscal year ended December 31, 2019, the Fund did not incur such losses.
At December 31, 2019, the tax components of net assets was as follows:
Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Depreciation on Investments
$ 767,002	$10,083,288	$6,678,280
At June 30, 2020, the cost basis of portfolio securities for federal income tax purposes is $167,242,446. Gross unrealized appreciation is $433,980, gross unrealized depreciation is $12,084,184 and net unrealized depreciation is $11,650,204. There is no difference between book and tax cost basis.
9. DELAYED DRAW LOAN COMMITMENTS
As of June 30, 2020, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:
Loan	Principal Amount	Cost	Value	Net Unrealized Appreciation
APC Aftermarket, Delayed Draw Term Loan – First Lien	$58,324	$58,324	$58,324	$—
Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statement of Operations.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   29

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (concluded)    June 30, 2020

10. SHAREHOLDER CONCENTRATION
As of June 30, 2020, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
First Trust Portfolios LP	21.8%
Saba Capital Management LP	9.5%
The Fund’s market price may experience adverse effects when certain large shareholders, such as other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price to its NAV in a more volatile manner than trading by shareholders with smaller holdings.
11. RISKS AND UNCERTAINTIES
During the first quarter of 2020, a global outbreak of a novel coronavirus (“COVID-19”), spread to over 100 countries, including the United States, and to every state in the United States. The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the outbreak has continued to evolve, with many countries reacting by instituting quarantines and restrictions on travel, closing financial markets and/or restricting trading, and limiting operation of non-essential businesses. Such actions have created disruptions in global supply chains and have adversely impacted many industries. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The near-term impact of COVID-19 has resulted in substantial market volatility, which may have an adverse effect on the Fund’s investments. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
12. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 31, 2020, the Fund paid a regularly scheduled distribution in the amount of $0.08 per share to shareholders of record as of July 23, 2020.
The Fund declared a regularly scheduled distribution in the amount of $0.08 per share payable on August 31, 2020 to shareholders of record as of August 21, 2020.
30   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund
Supplemental Information (unaudited)June 30, 2020

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The Fund and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, and alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the Adviser who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   31

First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)June 30, 2020

Shareholder Meeting Results
The Fund held its Annual Meeting of Shareholders on April 24, 2020, which was adjourned, in part, to May 8, 2020, to consider the proposals set forth below. The following votes were recorded:
Proposal 1: Approval of a new advisory agreement between the Fund and the Adviser.
	Number of Shares	% of Shares Voted
For	3,920,133	55.91%
Against	231,394	3.30%
Abstain	47,968	0.68%
Total	4,199,495	59.89%
Proposal 2: Election of one (1) Trustee of the Fund, to hold office for the term indicated and until his successor shall have been elected and qualified.
Election of Laurie Hesslein, Class III Trustee of the Fund, term to expire at 2023 Annual Meeting
	Number of Shares	% of Shares Voted
For	6,695,763	95.49%
Withheld	315,966	4.51%
Total	7,011,729	100.00%
32   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)June 30, 2020

Board Consideration of New Advisory Agreement
On December 9, 2019, the Board of Trustees (the “Board”) of First Eagle Senior Loan Fund (then, “THL Credit Senior Loan Fund”) (the “Fund”) was informed by the Fund’s investment adviser, THL Credit Advisors LLC (“THL Credit”), that, on December 8, 2019, THL Credit had entered into a definitive agreement with First Eagle Investment Management, LLC (“FEIM”), whereby a newly formed subsidiary of FEIM agreed, subject to the satisfaction of certain closing conditions, to merge with and into THL Credit, with THL Credit as the surviving company (the “Transaction”). THL Credit informed the Board that, upon consummation of the Transaction, THL Credit would be renamed First Eagle Alternative Credit, LLC (“FEAC”). THL Credit advised the Board that, if consummated, the Transaction would cause a change of control of THL Credit and therefore would result in an assignment of the Fund’s then-current investment advisory agreement — the Advisory Agreement between the Fund and THL Credit dated August 3, 2018 (the “Prior Advisory Agreement”) — under the Investment Company Act of 1940, as amended (the “1940 Act”), and that the Prior Advisory Agreement would thereby terminate automatically by its terms and the requirements of the 1940 Act.
In determining whether to approve a non-interim advisory agreement between the Fund and FEAC (the “New Advisory Agreement”) and to recommend its approval by the Fund’s shareholders, those members of the Board who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Fund (the “Independent Trustees”) requested, received, and considered all information they deemed reasonably necessary to evaluate and to assess the terms of the New Advisory Agreement, the qualifications and ability of FEAC to provide all necessary services to the Fund, and the qualifications and ability of FEAC to provide services of a quality at least comparable to the quality of the services previously provided to the Fund by THL Credit. The Board, which is comprised of a majority of Independent Trustees, reviewed various materials furnished to it by THL Credit and FEIM, including information regarding: FEIM, FEAC, and their affiliates and personnel; FEIM’s and FEAC’s operations; the working capital that would be available to FEAC upon consummation of the Transaction; the access to additional capital that FEAC would have as part of a larger organization; and the alignment of THL Credit’s and FEIM’s approaches to managing organizations. The Board also considered FEIM’s and FEAC’s legal and compliance capabilities. The Independent Trustees noted THL Credit’s observations of the ways in which the Fund would help to build out FEIM’s retail platform of income products.
In connection with the Board’s deliberations, the Independent Trustees were advised by, and received assistance from, independent legal counsel. They received the advice of such counsel on various matters relating to consideration of the New Advisory Agreement and their responsibilities as Independent Trustees. The Independent Trustees also met in executive session in determining whether to approve the New Advisory Agreement.
The Board met with senior management and other representatives of THL Credit and discussed with them various matters relating to the Fund and the Transaction, including FEIM’s commitment to maintain the financial, operational, and personnel resources necessary to assure the continuity of services to be provided by FEAC with those previously provided by THL Credit. The THL Credit representatives responded to the Independent Trustees’ questions regarding these matters. THL Credit represented that it expected that, despite the change in its control, there would be no reduction in, or material change to, the nature or quality of services it provided to the Fund. In addition, THL Credit represented that FEIM intended to retain all of THL Credit’s then-current key management personnel and that THL Credit did not anticipate any material changes in its internal organizational or management structures as a result of the Transaction.
In preparation for an in-person Board meeting to be held on January 9, 2020 (the “Meeting”) to consider the New Advisory Agreement and the Interim Advisory Agreement (as defined below), the Independent Trustees, through their independent legal counsel, submitted an information request to THL Credit. The Independent Trustees reviewed the responses they received and, based thereon, submitted a supplemental information request. They reviewed the responses to that supplemental request and noted to THL Credit follow-up items for discussion at the Meeting. In response to requests by the Independent
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   33

First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued) June 30, 2020

Trustees, THL Credit provided additional detail about the resources it expected to add to the Fund’s portfolio management following consummation of the Transaction and the steps it was taking to improve the Fund’s performance. The Independent Trustees also discussed with THL Credit the plans for its integration into the FEIM platform and noted THL Credit’s observation that the Transaction may allow personnel who provided services to the Fund to increase their focus on Fund-related matters.
At the Meeting, the Board, including a majority of the Independent Trustees, considered and approved the New Advisory Agreement. The Board then directed that the New Advisory Agreement be submitted to the Fund’s shareholders for approval with the Board’s recommendation that the shareholders vote to approve the New Advisory Agreement.
Factors Considered by the Board
In approving the New Advisory Agreement, the Board considered the following:
Nature, Extent, and Quality of Services to be Provided.   The Board reviewed and considered various data and information regarding the nature, extent, and quality of the services provided by THL Credit under the Prior Advisory Agreement, which had been provided in connection with the Meeting or obtained in connection with previous Board meetings or discussions with THL Credit. The Board reviewed information about the background and experience of the staff of THL Credit and its investment personnel responsible for the portfolio management of the Fund. The Board considered THL Credit’s overall ability to manage and administer the Fund and its work overseeing the Fund’s other service providers. The Board evaluated THL Credit’s financial condition and considered information regarding THL Credit’s compensation program for its personnel involved in the portfolio management of the Fund, as well as FEIM’s plans for compensating such personnel following consummation of the Transaction.
The Board considered the effectiveness of THL Credit’s policies in achieving the best execution of portfolio transactions for the Fund. It noted THL Credit’s representation that, since the Fund’s inception, no brokerage trades conducted by THL Credit on behalf of the Fund had resulted in the receipt of “soft dollar” credits, and that no such arrangements were contemplated.
In addition, the Board considered THL Credit’s legal, compliance, and internal risk management programs. The Board reviewed information concerning THL Credit’s cybersecurity and disaster recovery/business continuity plans, corporate action policies and procedures, investment allocation and trade error policies and procedures, and processes for overseeing the valuation of the Fund’s portfolio. The Board noted THL Credit’s representation that it expected the Transaction to result in enhanced compliance resources and management support.
In approving the New Advisory Agreement, the Board concluded that it could reasonably be expected that FEAC would provide services of a similar nature, extent, and quality to those previously provided by THL Credit. The Board considered the facts that the New Advisory Agreement would require FEAC to provide the same services as were provided by THL Credit under the Prior Advisory Agreement and that the pertinent provisions of the New Advisory Agreement were in all respects materially the same as those of the Prior Advisory Agreement, with the exception of the increase, as requested by the Independent Trustees, in the minimum prior notice period for termination of the New Advisory Agreement by FEAC from 30 days to 60 days. The Board noted THL Credit’s representation that it neither knew of nor expected any changes in personnel who provided services to the Fund. The Board also noted THL Credit’s representation that it did not anticipate any change, as a result of the Transaction, in either its research and trading or its investor support servicing staff. The Board considered FEIM’s planned post-Transaction employment arrangements for retaining and incentivizing key management personnel.
Investment Performance.   The Board considered the Fund’s investment performance results and considered these results in comparison to the performance results of other funds in an appropriate peer universe as provided by Broadridge Financial Solutions, Inc. as well as in comparison to the Fund’s benchmark index. In considering the Fund’s performance results, the Board noted THL Credit’s role in the Fund’s portfolio management since the Fund’s inception, first in THL Credit’s capacity as the Fund’s
34   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued) June 30, 2020 sub-adviser and, since August 3, 2018, in THL Credit’s capacity as the Fund’s investment adviser. The Board considered the Fund’s performance results over the one-, two-, three-, four-, and five-year and since-inception periods ended October 31, 2019. The Board noted that the Fund had performed below the average of its peer universe for the one-, two-, three-, and four-year periods but had performed above the average of its peer universe for the five-year and since-inception periods. The Board noted that the Fund had performed below its benchmark index for the one-, two-, and three-year periods but had outperformed its benchmark index for the four- and five-year and since-inception periods. The Board considered THL Credit’s observations concerning the Fund’s recent underperformance, including the volatility in 2019 in the categories of the below-investment grade debt market to which the Fund had historically gained exposure in order to attempt to meet its objective of providing current income. The Board also considered THL Credit’s discussion of steps it was pursuing to better position the Fund for future performance, including conducting a portfolio reallocation process and adding an additional trading professional.
Advisory Fees and Other Fees.   The Board noted that the Fund’s management fee under the New Advisory Agreement of 0.80% of the average daily value of the Fund’s “Managed Assets” (the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes)) was the same as the fee under the Prior Advisory Agreement and reflected the 2018 reduction negotiated by the Independent Trustees in connection with the transition of advisory arrangements from the Fund’s previous investment adviser to THL Credit. The Board also noted that, under the New Advisory Agreement, FEAC would continue to provide investor support as part of its advisory relationship, as THL Credit had done under the Prior Advisory Agreement, and that the Fund would therefore continue not to bear a separate investor support servicing fee, which it had paid under its advisory arrangements prior to the appointment of THL Credit as investment adviser. The Board took into account that THL Credit had agreed that it or its owners, and not the Fund or the Fund’s shareholders, would bear all costs incurred by the Fund in connection with the consideration of the Transaction by the Board and the Fund’s shareholders. The Board also noted THL Credit’s confirmation that the expense limitation agreement entered into with the Fund in 2018, pursuant to which THL Credit had agreed to limit, indefinitely, certain specified non-management expenses borne by the Fund to an amount not to exceed 0.25% per year of the Fund’s Managed Assets, would remain in effect and unmodified following consummation of the Transaction.
The Board considered information concerning management fees and total expenses paid by similarly managed leveraged closed-end funds. The Board noted THL Credit’s observation that the majority of these peer funds enjoyed economies of scale, through having a larger asset base than the Fund and/or through being a part of a significantly larger platform, that the Fund did not currently enjoy. The Board also considered the fees and expenses paid by other clients of THL Credit and its affiliate, THL Credit Senior Loan Strategies LLC, with investment objectives and strategies similar to those of the Fund. In considering the fees and expenses paid by such other clients as compared to the fees and expenses paid by the Fund, the Board received information regarding the services that THL Credit performs for the Fund that it typically does not perform for such other clients, such as meeting enhanced governance and reporting standards, coordinating use of leverage, providing enhanced legal and compliance staffing, providing enhanced financial officer services, and providing investor support services.
Economies of Scale.   The Board noted that, because the Fund is a closed-end fund that is not continually offering shares, there are limited opportunities for significant economies of scale to be realized by the Fund or THL Credit.
Fall-Out Benefits and Other Factors.   The Board also considered other benefits to FEAC, FEIM, and their affiliates expected to be derived from FEAC’s relationship with the Fund as a result of the New Advisory Agreement, if approved, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund.
Costs of Services to be Provided and Profitability.   The Board considered THL Credit’s profitability as the Fund’s investment adviser and noted that FEAC’s future profitability from its relationship with the Fund would be given further consideration on an annual basis going forward.
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First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued) June 30, 2020

Other Considerations.   The Board received information about FEIM’s business. The Board considered the benefits, in terms of investment opportunities available to the Fund, enhanced portfolio management resources, and potential for greater market recognition, that may accrue to the Fund from the Transaction. In terms of investment opportunities, the Board considered the new opportunities that may be available to the Fund as a result of THL Credit’s strengthened partnerships, as a part of the broader FEIM platform, with borrowers and investment banks. In terms of enhanced portfolio management resources, the Board considered the potential support from the additional resources of FEIM’s existing credit team. In terms of potential for greater market recognition, the Board considered the potential benefits to shareholder engagement and the Fund’s market reputation resulting from FEIM’s access to additional distribution channels, such as investment advisers and wire houses. The Board also considered information concerning both any potentially new or different conflicts of interest that FEAC may face in managing the Fund as a part of the broader FEIM platform and the mechanisms and procedures that FEAC planned to use to mitigate such potential conflicts of interest.
The Board noted that the officers of the Fund would remain the same upon consummation of the Transaction. At the Meeting, the Board also received information from THL Credit concerning progress toward satisfaction of the material conditions precedent to consummation of the Transaction.
The Board was informed that FEIM and THL Credit would use reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Fund from and after the closing of the Transaction. Section 15(f) provides that when a sale of securities of, or a sale of any other interest in, an investment adviser occurs and it results in an assignment of an investment advisory contract with a registered investment company, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale if two conditions are satisfied: (1) for three years following the consummation of the Transaction, at least 75% of the members of the board of directors of the registered investment company must not be “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of either the predecessor or the current investment adviser and (2) an “unfair burden” must not be imposed on the registered investment company as a result of the sale or any implied terms, conditions, or understandings applicable to the sale.
In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including a majority of the Independent Trustees, concluded that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement and recommended that shareholders vote “FOR” the approval of the New Advisory Agreement.
Approval of Interim Advisory Agreement.   At the Meeting, the Board, including a majority of the Independent Trustees, approved an interim advisory agreement between the Fund and FEAC (the “Interim Advisory Agreement”) on behalf of the Fund. The Board approved the Interim Advisory Agreement, which would be in effect for any period, up to 150 days, between consummation of the Transaction and approval by the Fund’s shareholders of the New Advisory Agreement, in order to ensure continuity of advisory services. The Board noted that the terms of the Interim Advisory Agreement were substantially similar to those of the Prior Advisory Agreement, except for certain provisions, as required pursuant to Rule 15a-4 under the 1940 Act, pertaining to the Interim Advisory Agreement’s effective and termination dates, notice period for termination by the Fund, and requirement that compensation to be paid to FEAC thereunder be held in an escrow account. The analysis set forth above for the New Advisory Agreement was equally applicable to the Board’s review of the Interim Advisory Agreement. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Prior Advisory Agreement.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for Fund, provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be
36   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)June 30, 2020 automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   37

First Eagle Senior Loan Fund
Supplemental Information (unaudited) (concluded)June 30, 2020 amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

38   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

First Eagle Senior Loan Fund
Additional Information (unaudited) June 30, 2020

Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR filed by the Fund over the past fiscal year. The Fund’s Form N-CSR filings are available on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-844-409-6354; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the SEC’s website at https://www.sec.gov. Information regarding how the Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-844-409-6354 and on the SEC’s website.
   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020   39

Trustees
Robert J. Hickey
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Brian Good
Jennifer Wilson
Andrew Morris
Sabrina Rusnak-Carlson
Investment Adviser
First Eagle Alternative Credit, LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Proskauer Rose LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of First Eagle Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-PORT is also available on the Fund’s website at www.feacfslf.com.
Information on the Fund is available at www.feacfslf.com or by calling 1-844-409-6354.
40   First Eagle Senior Loan Fund Semi-Annual Report | June 30, 2020

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST EAGLE SENIOR LOAN FUND

By (Signature and Title)*	/s/ Brian W. Good
Brian W. Good, President and Principal Executive Officer
(principal executive officer)

Date	9/2/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian W. Good
Brian W. Good, President and Principal Executive Officer
(principal executive officer)

Date	9/2/20

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer, Principal Financial Officer,
Principal Accounting Officer and Secretary
(principal financial officer)

Date	9/2/20

* Print the name and title of each signing officer under his or her signature.